UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) : December 3, 2001


                           PARAGON TRADE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       1-11368                 91-1554663
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(State or other jurisdiction of  (Commission File Number)       (IRS Employer
        incorporation)                                    Identification Number)


         180 Technology Parkway
         Norcross, Georgia                                      30092
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (678) 969-5800

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ITEM 5.  OTHER EVENTS.
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         On December 3, 2001, Paragon Trade Brands, Inc. (the "COMPANY") and its
four controlling shareholders entered into a Stock Purchase Agreement and Plan of Merger, dated as of December 3, 2001 (the "PURCHASE AGREEMENT"). A copy of the Purchase Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

         In addition, on December 7, 2001, the Company, in accordance with the terms of the Warrant Agreement, dated as of January 28, 2000, between the Company and Mellon Investor Services LLC, as warrant agent, sent a notice to the warrant agent and the registered holders of warrant certificates in respect of the transactions contemplated by the Purchase Agreement. A copy of the notice is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c)      Exhibits

                  Exhibit 10.1      Stock Purchase Agreement and Plan of Merger

                  Exhibit 99.1 Notice to Warrant Agent and Registered Holders of Warrant Certificates


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PARAGON TRADE BRANDS, INC.

Date:    December 7, 2001          By:  /s/ David C. Nicholson
                                        ---------------------------------------
                                        David C. Nicholson,
                                        Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

         Exhibit 10.1      Stock Purchase Agreement and Plan of Merger

         Exhibit 99.1 Notice to Warrant Agent and Registered Holders of Warrant Certificates